UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)
(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Form 8-K filed by Franklin Electric Co., Inc. on May 15, 2024, (the “May 8-K”), Franklin Electric Co., Inc. ("the Company”), and Franklin Electric B.V., a Netherlands private company with limited liability (“Franklin B.V”, and together with the Company, collectively, the “Borrowers”), entered into two Private Shelf Agreements (the “Private Shelf Agreements”) with the purchasers named therein (the “Purchasers”). On September 26, 2025, pursuant to the Private Shelf Agreements, the Company agreed to issue and the Purchasers agreed to purchase $125 million aggregate principal amount of the Company’s 5.01% Senior Notes due September 26, 2032, consisting of $75 million aggregate principal amount and $50 million aggregate principal amount (collectively, the “Notes”).

In accordance with the Notes, the Company issued the Notes on September 26, 2025 and anticipates using the proceeds received from the issuance of the Notes refinancing existing indebtedness and financing working capital.

This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any Notes. The Notes will not be and have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirement.

The description above is only a summary of the material provisions of the Notes and is qualified in its entirety by reference to the copy of the Notes which are filed as Exhibit Numbers 10.1 and 10.2 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in response to Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
    (d) Exhibits:

Exhibit Number	Description
10.1
Confirmation of Acceptance in reference to the Amended and Restated Note Purchase and Private Shelf Agreement, dated September 22, 2025, by and among Franklin Electric Co., Inc., Franklin Electric B.V., NYL Investors LLC , and the purchasers named therein (filed herewith)

10.2
Confirmation of Acceptance in reference to the Fourth Amended and Restated Note Purchase and Private Shelf Agreement, dated September 22, 2025, by and among Franklin Electric Co., Inc., Franklin Electric B.V., Prudential Insurance Company, and the purchasers named therein (filed herewith)

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: October 2, 2025	By	/s/ Jennifer A. Wolfenbarger
Jennifer A. Wolfenbarger
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)